Exhibit 99.5
August 11, 2008
JDA Software to Acquire i2 Technologies
Dear Valued JDA Customer/Prospect,
I am pleased to inform you that JDA Software Group, Inc. announced on August 11, 2008 the signing of a definitive merger agreement to acquire i2 Technologies (NASDAQ: ITWO), a leading supply chain management software and services company. It is our vision that by combining the two companies, we will deliver even greater value to you and further establish a unique position as a market-leading, vertically-focused solutions provider to manufacturers, wholesaler-distributors, retailers and service companies around the world.
Through the acquisition of i2, we expect to achieve the following:
•	Create New Value for Our Customers. JDA and i2 already have over 130 common customers who have seen significant value by combining our solutions. We look forward to introducing these unique solution synergies into the balance of our combined 6,000-strong customer base and to the broader market.
•	Accelerate Solution Innovation. JDA and i2 have created a reputation for innovation and thought leadership for manufacturers, wholesaler-distributors and retailers worldwide. By combining our resources and talents we will be able to accelerate this core competence to rapidly create new and better solutions for you, our customers.
•	Expand our Expertise. We anticipate accelerating and expanding our solution innovation as a result of creating a unique global competence in supply chain planning and optimization. By combining i2’s leadership in discrete manufacturing with JDA’s leadership in process manufacturing, wholesale distribution, retail and services industries, we expect to create the world’s first offering of solutions and expertise that link the extended enterprise.
•	Provide Financial Leverage for Additional Economies of Scale. We believe our newly combined company will achieve superior financial results through synergies and economies of scale supporting our long-term investment in your future.
Current Information on Pending Acquisition
JDA Software’s pending acquisition of i2, JDA’s 11th acquisition in 10 years following our successful acquisition of Manugistics in 2006, is expected to close in the fourth quarter 2008 after receiving the necessary approvals.

To provide you with additional details on JDA Software’s pending acquisition of i2 Technologies, I have attached a Frequently Asked Questions (FAQ) document for your reference. To ensure that all interested parties have access to the latest updates, we have created an online resource site where you can find the latest news at http://www.jda.com/i2-acquisition.asp, including:
•	Press Release Announcing JDA’s Intention to Acquire i2

•	Frequently Asked Questions on JDA’s Pending Acquisition of i2

•	Presentation on JDA’s Pending Acquisition of i2
We thank you for your business and look forward to adding even more value to our business relationship in the years ahead.
Sincerely,
Hamish Brewer
Chief Executive Officer
JDA Software Group, Inc.
“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995
     This letter contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA Software Group, Inc. (“JDA”) and i2 Technologies, Inc. (“i2”), future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA’s ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA’s ability to successfully integrate and market the i2 products; (c) JDA’s and i2’s ability to obtain regulatory approvals; and (d) JDA’s and i2’ assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
     In addition to the specific risks identified in the preceding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA’s business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.
Caution Required by Certain SEC Rules
     In connection with the proposed transaction, i2 has agreed to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to i2’s Investor Relations page on its corporate website at www.i2.com/investor or by directing a request to i2 at One i2 Place, 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations (telephone: 469-357-1000).
     i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2’s directors and executive officers will be included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC’s website at www.sec.gov and on i2’s corporate website at www.i2.com/investor on its investor relations page or at the telephone number listed above.
     JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC’s website at www.sec.gov and on JDA’s corporate website at www.jda.com on its investor relations page.